BayFirst Financial Corp. (NASDAQ:BAFN) 2022 – Third Quarter Results (Unaudited)

Q3 2022 BayFirst Investor Presentation 2 Cautionary Statement Concerning Forward-Looking Information In addition to the historical information contained herein, this presentation includes "forward-looking statements" within the meaning of such term in the Private Securities Litigation Reform Act of 1995. These statements are subject to many risks and uncertainties, including, but not limited to, the effects of the COVID-19 pandemic, global military hostilities, or climate change, including their effects on the economic environment, our customers and our operations, as well as any changes to federal, state or local government laws, regulations or orders in connection with them; the ability of the Company to implement its strategy and expand its banking operations; changes in interest rates and other general economic, business and political conditions, including changes in the financial markets; changes in business plans as circumstances warrant; risks related to mergers and acquisitions; changes in benchmark interest rates used to price loans and deposits, changes in tax laws, regulations and guidance; and other risks detailed from time to time in filings made by the Company with the SEC, including, but not limited to those “Risk Factors” described in our most recent Form 10-K and Form 10-Q. Readers should note that the forward-looking statements included herein are not a guarantee of future events, and that actual events may differ materially from those made in or suggested by the forward-looking statements. Forward-looking statements generally can be identified by the use of forward-looking terminology such as "will," "propose," "may," "plan," "seek," "expect," "intend," "estimate," "anticipate," "believe," "continue," or similar terminology. Any forward-looking statements presented herein are made only as of the date of this document, and we do not undertake any obligation to update or revise any forward-looking statements to reflect changes in assumptions, the occurrence of unanticipated events, or otherwise.

Q3 2022 BayFirst Investor Presentation 3 Growth-oriented community bank ranked 2nd in the attractive Tampa Bay - St. Petersburg MSA(1) Ranked #8 SBA 7(a) originator through CreditBench, an in-house government guaranteed loan origination platform(2) Record SBA production of $139 million in third quarter of 2022 Discontinued network of nationwide residential mortgage loan production offices Strong insider ownership ~17% BayFirst adheres to the principles of its Environmental, Social and Governance (ESG) Policy Statement About BayFirst Financial Corp. 1. Deposit market share ranking of banks with assets less than $10B headquartered in the MSA 2. As of September 2022 3. Market data as of October 28, 2022; Financial data as of September 30, 2022 unless otherwise indicated $930M Total Assets $671M Total Loans $786M Total Deposits 0.13% | 1.90% LTM | 2021 ROAA 4.63% MRQ NIM By the Numbers(3) 51.4% LTM non-Int. Inc. / Revenue Overview 0.83x P/TBVPS 146.6x P/LTM EPS 1.9% Div. Yield BAFN Nasdaq Ticker $16.63 Stock Price $67M Mkt. Cap Banking Centers Existing Planned

Experienced Leadership Team

BAYFIRST



Anthony N. Leo

Chief Executive Officer & Director of BayFirst and the Bank

- Joined BayFirst in Q4 2013; Prior to joining BayFirst, provided management consulting and regulatory advisory services to community banks throughout the state of Florida and served as the interim CEO of three troubled banks between 2009 and 2013
- Managing Director and Executive Vice President of Community Banks, Inc. (Nasdaq: CMTY) in Harrisburg, PA from 1993 until its sale to Susquehanna Bancshares, Inc. (NasdaqGS: SUSQ) in 2007
- B.A. in Political Science from George Washington University and a J.D. from George Washington University Law School



Robin Oliver

EVP, Chief Financial Officer and Chief Operating Officer of BayFirst and the Bank

- Joined BayFirst in Q2 2018; Prior to joining BayFirst, Controller of Central Bank & Trust Co., a $2.5 billion privately held financial institution in Lexington, Kentucky, from May 2014 to June 2018
- Approximately 16 years with Crowe Horwath LLP as an auditor in the financial institution practice; served over 80 financial institution clients with assets ranging from $50 million to $4.5 billion throughout career, including several SEC registrants and FDICIA reporting institutions
- B.S. in Accounting from the University of Kentucky



Thomas G. Zernick

President of BayFirst and the Bank

- Joined BayFirst in Q1 2016
- Previous experience includes Florida Market President of Stearns Bank, SBA Product Manager of HomeBanc, and Community Bank President and SBA President of Republic Bank (MI)
- B.A. in Business Administration from University of Notre Dame

Q3 2022 BayFirst Investor Presentation 4

Experienced Leadership Team

BAYFIRST



Brandi Jaber

EVP, Chief Production Officer

- Joined BayFirst in Q4 2017; Prior to joining BayFirst, over fifteen years of Mortgage Banking administration experience as well as Human Resources experience supporting mid-size financial institutions
- B.B.S from The University of Florida and M.B.A from The University of Tampa



John Macaluso

EVP, Chief Technology Officer

- Joined BayFirst in Q4 2020
- 37 years information technology experience
- Served as CTO for Fiserv, Inc.
- B.A. from University of South Florida



Matthew Luckey

EVP, Chief Banking Officer

- Joined BayFirst in Q3 2015
- Previous experience includes commercial banking positions with The Bank of Tampa, Synovus Bank and SunTrust
- B.B.A. from The University of Georgia

Q3 2022 BayFirst Investor Presentation 5

Innovative Community Bank

BAYFIRST

Technology driven community bank with diversified revenue streams

Community Banking

- **8 banking centers in Tampa Bay, expected to grow to 10 to 12 banking** centers over the next two years
  - **9 commercial** and **2 consumer production officers**
- **Full suite of commercial and consumer loan and deposit products** to meet the needs of Tampa Bay individuals, families and small businesses

Technology Driven

- **Advanced technology platform to support innovative products and services while improving efficiencies**
- **PowerLOS for SBA and commercial lending**
- **Working with fintechs to offer new and innovative services through Mulesoft API platform**



COMMUNITY BANKING
CREDITBENCH
BAYFIRST
ADVANCED TECHNOLOGY PLATFORM

Creditbench

- **BayFirst's in-house SBA lending platform**
  - **Record SBA production of $139 million in third quarter of 2022**
- **#8 SBA lender as of SBA's fiscal year ended 9/30/2022**
- **#1 SBA lender in the five county Tampa Bay area at SBA's FY ended 9/30/22**
- **FlashCap:**
  - Includes **BOLT SBA 7(a) loans for $150K or less**, a **traditional core platform that focuses on $350K and above**, and is **anchored by 7 experienced core lenders**
  - Loan generation from **organic sales** and **FinTech partners**
- **Building national sales team**, currently 4 lenders

(1) Market data through September 30, 2022

Q3 2022 BayFirst Investor Presentation 6

Q3 2022 BayFirst Investor Presentation 7 Community Banking Performance Q3’2022 Loan Production Summary: ▪ Loan production during the quarter was $62.9 million(1) ▪ Loans held for investment increased by a net $25.2 million QoQ (1) Q3’2022 Deposit Summary: ▪ Q3’2022 deposit balance grew $110.7 million YoY ▪ Deposit portfolio increased by 8.2% in number of accounts (to 14,130 totaling $785.7 million) QoQ Q3’ 2022 Highlights Branch & Deposits Market Share ($ in 000s) Total Deposits # Branch Year Opened 9/30/2022 9/30/2021 9/30/2020 1 Saint Petersburg 1999 $ 251,956 $ 212,631 $ 189,836 2 Sarasota 2018 170,616 148,021 98,686 3 Seminole 2016 138,761 157,561 117,639 4 Pinellas Park 2005 66,538 63,561 50,024 5 Countryside 2018 67,068 60,214 47,429 6 West Tampa 2020 65,271 33,046 6,528 7 Bellair Bluffs 2022 23,017 — — 8 West Bradenton 2022 2,509 — — Total Branches (8) $ 785,736 $ 675,034 $ 510,142 (1) Excludes SBA loan production and residential mortgage production from discontinued operations

Q3 2022 BayFirst Investor Presentation 8 • Pre- Pandemic: ~80% of loan production sourced through third-party partners • Post- Pandemic: over ~80% of production in-house through CreditBench • Ranked #8 in total SBA production in the SBA fiscal year ending September 30, 2022 • Total Q3’2022 SBA loan production increased 54.7% or $49.2 million (to $139.2 million) from Q2’2022 volume, and 194.6% from Q3’2021 • Launched BOLT, an SBA 7(a) loan product designed to provide working capital loans of $150 thousand or less to businesses throughout the country ◦ June: originated 58 loans totaling $7.5M ◦ July: originated 103 loans totaling $13.6M ◦ August: originated 179 loans totaling $23.3M ◦ September: originated 143 loans totaling $19.2M ◦ New automation program launched through its proprietary loan origination system PowerLOS and Open API, allowing increased volume and speed while limiting additional staff CreditBench (SBA lending) Q3’ 2022 Highlights SBA Loan Amount ($M) and Volume 1. CreditBench concentrated on PPP loan production for years 2020 to 2021 Source: SBA U.S. Small Business Administration 7 (a) & 504 Lender Report. Market data as of August 30, 2022 $877M PPP loans originated in’20 and $329M during ‘21 in addition to below(1) $316 $101 $169 $277 1,287 320 374 825 2019 2020 2021 2022 $0 $50 $100 $150 $200 $250 $300 $350 $400 0 250 500 750 1,000 1,250 1,500

Q3 2022 BayFirst Investor Presentation 9 Strong balance sheet on track for continued organic growth Record Organic Growth Total Assets excluding PPP Loans ($M) Total Net Loans HFI excluding PPP loans ($M) Total Deposits ($M) Tangible Common Equity ($M) Capitalizing on $15.0M after-ta x gain on sale of PPP loans in ’20 & ‘21 $531 $706 $838 $844 $890 $908 2019Y 2020Y 2021Y 2022Q1 2022Q2 2022Q3 $0 $200 $400 $600 $800 $1,000 $303 $471 $491 $507 $601 $649 2019Y 2020Y 2021Y 2022Q1 2022Q2 2022Q3 $0 $100 $200 $300 $400 $500 $600 $700 $450 $559 $722 $770 $765 $786 2019Y 2020Y 2021Y 2022Q1 2022Q2 2022Q3 $0 $200 $400 $600 $800 $1,000 $43 $56 $87 $85 $84 $81 2019Y 2020Y 2021Y 2022Q1 2022Q2 2022Q3 $20 $40 $60 $80 $100

Q3 2022 BayFirst Investor Presentation 10 Loan and Deposit Composition Composition of Loans Held for Investment as of September 30, 2022 Deposit Portfolio Composition as of September 30, 2022 33.5% 17.7%7.4% 2.2% 33.5% 5.5% C&I Residential HELOC C&D Secured by Other Real Estate Consumer & Other 13.3% 24.3% 48.4% 14.0% Noninterest Bearing Transaction Interest Bearing Transaction Savings & Money Market Time Deposits

Q3 2022 BayFirst Investor Presentation 11 Continuing/Discontinued Operations Continuing Operations Discontinued Operations Three Months Ended September 30, Nine Months Ended September 30, Three Months Ended September 30, Nine Months Ended September 30, ($000s) 2022 2021 2022 2021 2022 2021 2022 2021 Interest income $ 11,284 $ 8,805 $ 26,046 $ 36,664 $ 862 $ 740 $ 2,466 $ 2,770 Interest expense 2,114 1,529 4,620 5,884 — — — — Net interest income 9,170 7,276 21,426 30,780 862 740 2,466 2,770 Provision for loan losses 750 (3,000) (1,400) (1,000) — — — — Non-interest income 9,804 610 23,146 16,377 7,116 21,382 30,540 76,986 Total net revenue 18,224 10,886 45,972 48,157 7,978 22,122 33,006 79,756 Non-interest expense 14,158 12,566 41,719 37,016 13,951 18,663 39,712 61,602 (Loss)/income before income taxes 4,066 (1,680) 4,253 11,141 (5,973) 3,459 (6,706) 18,154 Income tax (benefit)/expense 983 (362) 888 2,968 (1,488) 861 (1,670) 4,520 Net (loss)/income $ 3,083 $ (1,318) $ 3,365 $ 8,173 $ (4,485) $ 2,598 $ (5,036) $ 13,634

Q3 2022 BayFirst Investor Presentation 12 Positioned to Return to Strong Profitability ROAA (%) ROATCE (%) Net Interest Margin (%) Non-Interest Income / Total Revenue from Continuing Operations Volatility in first three quarters of 2022 due to discontinued operations mortgage: company repositioned for future (1) The NIM was artificially depressed due to impact of significant PPP loan portfolio 0.99% 1.06% 1.90% 0.13% 2019Y 2020Y 2021Y LTM 0.00% 0.50% 1.00% 1.50% 2.00% 11.6% 25.6% 32.4% 0.4% 2019Y 2020Y 2021Y LTM 0% 5% 10% 15% 20% 25% 30% 35% 4.08% 2.88% 3.23% 4.63% 2019Y 2020Y 2021Y MRQ 0.00% 1.00% 2.00% 3.00% 4.00% 5.00% (1) (1) 58.2% 7.6% 37.6% 51.4% 2019Y 2020Y 2021Y LTM 0% 10% 20% 30% 40% 50% 60%

Q3 2022 BayFirst Investor Presentation 13 Shareholder Value Creation 21.3% CAGR since 2019 (includes dividends) Impressive Tangible Book Value Per Share growth in recent years $12.77 $16.02 $21.75 $21.22 $20.80 $20.10 2019Y 2020Y 2021Y 2022Q1 2022Q2 2022Q3 $0 $5 $10 $15 $20 $25

Key Company Highlights

BAYFIRST

- ✓ Technology driven community bank with diversified revenue stream
- ✓ Experienced management team and dedicated local board
- ✓ Scalable platform in the attractive Tampa Bay / St. Petersburg MSA
- ✓ Scarcity value with limited community bank competition
- ✓ ESG principles and initiatives are management and board priorities
- ✓ Strong insider ownership (~17%) among employees, management, and board
- ✓ 26th consecutive quarterly cash dividend paid since BayFirst initiated cash dividends in 2016

Q3 2022 BayFirst Investor Presentation 14

Appendix

Q3 2022 BayFirst Investor Presentation 16 Investment Securities AFS Investment Securities Portfolio as of September 30, 2022 (fair market value, in thousands) (1)Investment Securities Portfolio Details ◦ Other Comprehensive Income Loss of $3.8 million reduced Tangible Book Value by $0.94 QoQ as of September 30, 2022 ▪ We intend and have the ability to hold the available for sale investment securities to maturity; no plan to sell ▪ Cash flows could be used to fund future loan growth as needed ▪ Retained earnings and investments moving down the curve would earn back capital loss ▪ No impact to regulatory capital ratios ◦ In the second quarter, we moved a recently purchased $1.5 million AFS investment to held to maturity investments. The Company also purchased an additional $3.5 million of corporate bonds which were classified as held to maturity at purchase. (1) HTM Investment Securities makes up 10% of total investment securities portfolio $9,785 $3,468 $18,545 $11,117 Asset-backed securities MBS: U.S. Government-sponsored enterprises CMO: U.S. Government-sponsored enterprises Corporate Bonds

Q3 2022 BayFirst Investor Presentation 17 Ownership Overview Total Common Stock Ownership Mix Note: Ownership information based on most recently disclosed common shares outstanding of 4,031,937 Source: S&P Capital IQ Pro Vanguard Group Inc., 3.77% First Manhattan Co., 3.62% Banc Funds Co. LLC, 1.63% All Other Institutions, 28.64% Mark S. Berset, 6.88% All Other Directors/ Executive Officers, 25.66% Public/Other, 29.80% Total Common Stock Top Institutional Shareholders % Ownership Vanguard Group Inc. 3.77 % First Manhattan Co. 3.62 % Banc Funds Co. LLC 3.31 % AllianceBernstein LP 1.63 % First Home Bank Employee Stock Ownership Plan 1.43 % Benjamin Partners 1.37 % BlackRock Inc. 1.15 % Avantax Planning Partners Inc. 0.95 % Gator Capital Management LLC 0.87 % Creative Planning LLC 0.39 % Other 0.34 % Total 18.83 % Total Common Stock Top Insider Shareholders % Ownership Mark Steven Berset 6.88 % George Peter Apostolou 2.16 % Derek Steven Berset 1.42 % Harold J. Winner 1.28 % Anthony Saravanos 1.25 % Christos Politis 1.03 % Dennis R. DeLoach III 0.76 % Anthony Nicholas Leo 0.71 % Tarek Helal 0.59 % Bradly William Spoor 0.56 % Thomas G. Zernick 0.20 % Other 0.42 % Total Insider Ownership 17.26%

Attractive Florida Markets

BAYFIRST

MEANINGFUL ECONOMIC TAILWINDS

…Favorable Population Projections…



Growth Rate ('22 to '27)
6.00%
5.00%
4.00%
3.00%
2.00%
1.00%
0.00%
3.21%
4.58%
4.79%
5.56%
USA
Florida
Tampa MSA
Sarasota MSA

…and Higher Expected Household Incomes



Growth Rate ('22 to '27)
16.00%
14.00%
12.00%
10.00%
8.00%
6.00%
4.00%
2.00%
0.00%
12.33%
14.13%
13.42%
15.08%
USA
Florida
Tampa MSA
Sarasota MSA

#2 state in the U.S.A. for net domestic migration*

Attractive tax policy

Total Deposits in Pinellas, Hillsborough, Manatee and Sarasota Counties of $104bn*

~$1.2T economy, with 3.8% GDP growth in Q3'21

2.5 million small businesses, more than any other Southeastern state

3rd most populous state

Tier 1 Markets:

- Citrus
- Hernando
- Pasco
- Pinellas
- Charlotte
- Hillsborough
- Polk
- Manatee
- Sarasota

Tier 2 Markets:

- Sumter
- Lake
- Orange
- Osceola
- Collier
- Hardee
- DeSoto
- Highlands
- Lee



*Source: S&P Global Market Intelligence as of June 30, 2021, U-haul

Q3 2022 BayFirst Investor Presentation 18

Q3 2022 BayFirst Investor Presentation 19 Deposit Market Share Tampa-St. Petersburg MSA (Total Assets <$10BN and HQ in MSA) Note: Deposit data as of June 30, 2022 Source: S&P Capital IQ Pro Average Deposits Branches Deposits per Branch Market Share Rank Institution ($ billions) (No.) ($ millions) (%) 1 Tampa Bay Banking Co. 2.9 11 267 65.09% 2 BayFirst Financial Corp. 0.6 6 103 13.70% 3 West Florida Bank Corp. 0.4 6 73 9.83% 4 TCM Bank NA 0.2 1 226 5.00% 5 Central Financial Holdings Inc. 0.1 1 128 2.83% 6 Century Bancshares of Florida Inc. 0.1 1 97 2.14% 7 Waterfall Bank 0.1 1 64 1.41%

Q3 2022 BayFirst Investor Presentation 20 2023 Strategic Initiatives Strategic Pillars: • Maintain capital levels commensurate with risk profile and projected growth • Ensure strong risk management and compliance systems commensurate with risk profile • Promote stability of earnings • Expand community banking franchise and core deposit base • Leverage SBA expertise to expand the franchise • Promote innovation in the delivery of services and operational support • Promote BayFirst as a premier workplace • Differentiate the Company through a commitment to social responsibility • Increase the float of the Company’s shares and expand its retail shareholder base Transformational Initiatives: • Open two new banking centers • Expand team of commercial and consumer lenders • Strive to be a top 5 SBA lender • Improve omnichannel and digital delivery • Establish new fintech partnerships • Optimize efficiency through technology and workflow improvements • Enhance sales/service culture • Improve overall customer experience and satisfaction